SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND
WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND
the (“Funds”)

Effectively immediately, the following information replaces the section titled “Investors Eligible to Purchase Closed Funds,” beginning on 46 of the Funds’ SAI.

Investors Eligible to Purchase Closed Funds. The Administrator Class of the Small Cap Opportunities Fund and the Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class of the Small Cap Growth Fund (the “Closed Funds”) are closed to new investors, except in connection with the closing of a reorganization. You may continue to purchase shares of the Closed Funds if:

•	You are an existing shareholder of the Closed Funds (either directly or through a financial intermediary) and you wish to:

•	add to your existing account through the purchase of additional shares of the Closed Funds, including the reinvestment of dividends and cash distributions from shares owned in the Closed Funds; or

•
open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Funds through an omnibus account are not permitted to purchase shares of the Closed Funds on behalf of clients that do not currently own shares of the Closed Funds.

•
You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

•
You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

•
You sponsor a retirement plan or benefit plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

•	You are a separately managed account client (either presently or within the last 60 days) of one of the Funds’ subadvisers in a similar style as that of the Closed Fund.

Additional investments will not be accepted in a Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into a Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

The Small Cap Growth Fund is closed to new investors. However, the following types of investors may qualify to purchase the Fund:

•
Investors who invest through existing fee-based investment products and/or existing mutual fund wrap programs (through a broker, dealer, financial planner, or consultant) that currently utilize the Fund in model portfolios may open new accounts within such existing models and products and thus invest in the Fund; and

•	Registered investment advisers who currently utilize the Fund in model portfolios will be able to open new accounts and/or continue to invest in the Fund.

May 5, 2011